UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2021 (August 25, 2021)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1407 Broadway, 38th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.

As previously disclosed, on May 25, 2021, Sequential Brands Group, Inc. (“Sequential” or the “Company”) and certain of its subsidiaries received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”) that the Company was not in compliance with the requirements of Nasdaq Listing Rule 5250(c)(1). On August 25, 2021, the Company received an additional letter from Nasdaq indicating that the Company remains delinquent in filing the Form 10-Q for the period ended March 31, 2021 as well as for the period ended June 30, 2021 and therefore is not in compliance with Nasdaq Rule 5250(c)(1). The additional letter states that the Company is required to submit a plan to regain compliance with the rule by September 3, 2021 and that any exception to allow the Company to regain compliance, if granted, would require compliance by November 22, 2021.

On August 31, 2021, the Company and certain of its subsidiaries commenced voluntary Chapter 11 proceedings under Chapter 11 of the United States in the United States Bankruptcy Court for the District of Delaware. The Company received a letter from Nasdaq notifying the Company that, in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1 and as a result of its Chapter 11 filing and the existing non-compliance due to filing delinquencies, the trading of the Company’s common stock will be suspended at the opening of business on September 9, 2021 and a Form 25-NSE will be filed with the Securities and Exchange Commission which will remove the Company’s securities from listing and registration on the Nasdaq.

Item 7.01. Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release announcing the delisting of the Company’s securities from listing and registration on The Nasdaq Stock Market. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 31, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: August 31, 2021	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer